UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2008

Community Bankers Trust Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-32590	20-2652949
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Innslake Drive Glen Allen, VA	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in the Registrant’s Certifying Accountant.

(a) On June 20, 2008, the Audit Committee of the Community Bankers Trust Corporation (the “Company”) Board of Directors engaged Elliott Davis, LLC to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2008. Miller, Ellin & Company, LLP was notified of such engagement on June 24, 2008.

The reports of Miller, Ellin & Company, LLP on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2007 and December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the period from its engagement through the fiscal year ended December 31, 2007 and through March 31, 2008, there were no (1) disagreements with Miller, Ellin & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Miller, Ellin & Company, LLP’s satisfaction, would have caused Miller, Ellin & Company, LLP to make reference thereto in its report on the financial statements for such years, or (2) reportable events described under Item 304(a)(1)(v) of Regulation S-K. A letter from Miller, Ellin & Company, LLP is attached hereto as Exhibit 16.1, indicating its agreement with the statements herein.

(b) The Company’s Audit Committee engaged Elliott Davis, LLC on June 20, 2008 to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2008 and to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2008. In deciding to select Elliott Davis, LLC, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Elliott Davis, LLC and concluded that Elliott Davis, LLC has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2008. Elliott Davis LLC served as the independent registered public accounting firm for TransCommunity Financial Corporation (“TFC”) from its engagement on May 4, 2007 until TFC’s previously announced merger with and into the Company effective May 31, 2008.

During the two fiscal years ended December 31, 2007 and through June 20, 2008, the Company did not consult with Elliott Davis, LLC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit Number	Description

16.1	Letter from Miller, Ellin & Company, LLP dated June 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION

Dated: June 26, 2008

By: /s/ Bruce E. Thomas
      Bruce E. Thomas, Chief Financial Officer

Exhibit Index

Exhibit	Description
16.1	Letter from Miller, Ellin & Company, LLP dated June 24, 2008